                                                                 Exhibit 10.1.18

                               WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. SUCH WARRANTS MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT, DATED AS OF JULY 16,1999, ("WARRANT AGREEMENT") BETWEEN THE ISSUER AND THE INITIAL HOLDER OF THE WARRANTS THEREIN NAMED, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE. THIS WARRANT CERTIFICATE IS NOT TRANSFERRABLE EXCEPT UPON CONDITIONS SET FORTH IN AND EXECUTION OF THE WARRANT AGREEMENT.

                    EXERCISABLE AT ANY TIME FROM TIME TO TIME

                       UNTIL TERMINATED IN ACCORDANCE WITH

                              THE WARRANT AGREEMENT

No. W-1

                               WARRANT CERTIFICATE

            This Warrant Certificate certifies that General Electric Capital Corporation (the "Administrative Agent"), or registered assigns, is the registered holder of 570,600 Warrants (the "Warrants") to purchase shares of Common Stock of Advanced Telecommunications, Inc., a Minnesota corporation (the "Issuer"). Each Warrant entitles the holder, subject to the conditions set forth herein and in the Warrant Agreement, to purchase from the Issuer before 5:00. P.M., local time, on any business day of the Issuer at any time or from time to time until terminated in accordance with the Warrant Agreement (the "Expiration Date"), one fully paid and nonassessable share of the Common Stock of the Issuer (the "Shares") at a price of $.01 per share (the "Exercise Price"), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the applicable Exercise Price at the office of the Issuer at 730 Second Avenue South, Suite 1200, Minneapolis, Minnesota 55402 or such other address as the Issuer may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"). The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date upon the occurrence of certain events as set forth in Warrant Agreement.

            No Warrant may be exercised after 5:00 P.M., local time of the Warrant Office, on the Expiration Date and all rights of the registered holders of the Warrants shall cease after 5:00 P.M., local time of the Warrant Office, on the Expiration Date.

            The Issuer may deem and treat the registered holder(s) of the Warrants evidenced hereby as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

            Warrant Certificates, when surrendered at the office of the Issuer at the above-mentioned address by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

            Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

            This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement dated as of July 16, 1999 between the Issuer and the Administrative Agent (the "Warrant Agreement"). Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

            IN WITNESS WHEREOF, the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers on this the 19th day of July, 1999.

                                       ADVANCED TELECOMMUNICATIONS, INC.


                                       By: /s/ Michael A. Donchve
                                           -------------------------------------
                                           Name:  Michael A. Donchve
                                           Title: Treasurer

ATTEST:


By: /s/ Richard Smith
    ----------------------------
    Name: Richard Smith
    Title:

                          FORM OF ELECTION TO PURCHASE

                 [To be executed only upon exercise of Warrant]

            The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of __________ shares of Common Stock of Advanced Telecommunications, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________ whose address is ____________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                                       _________________________________________
                                       (Name of Registered Owner)


                                       _________________________________________
                                       (Signature of Registered Owner)


                                       _________________________________________
                                       (Street Address)


                                       _________________________________________
                                       (City)          (State)        (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.


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